SUPPLEMENT TO FIDELITY'S NEW YORK MUNICIPAL FUNDS MARCH 25, 2000
PROSPECTUS

The following information replaces similar information found in the "Fund Management" section on page 30.

George Fischer is vice president and manager of Spartan New York
Municipal Income, which he has managed since July 2000. He also manages other Fidelity funds. Since joining Fidelity in 1989, Mr.
Fischer has worked as a research analyst and manager.